Exhibit 10.16

WA- 1	Warrant to Purchase **60,000,000** Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (1) SUCH OFFERING AND SALE OR OTHER TRANSFER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR (II) THE HOLDER HEREOF PROVIDES THE COMPANY WITH (A) A WRITTEN OPINION OF LEGAL COUNSEL, WHICH COUNSEL AND OPINION SHALL BE REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT THE PROPOSED TRANSFER OF SUCH SECURITY MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (B) SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER OF THIS SECURITY MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

Void after 5:30 P.M. New York City time on March 1, 2018

SERIES A COMMON STOCK PURCHASE WARRANT

OF

QUEST PATENT RESEARCH CORPORATION

Initial Issuance Date: March 1, 2008

This is to certify that, FOR VALUE RECEIVED, Jon Scahill or registered assigns (“Holder”), is entitled to purchase, on the terms and subject to the provisions of this Warrant, from Quest Patent Research Corporation, a Delaware corporation (the “Company”), sixty million (60,000,000) shares of the common stock, par value $0.00003 per share (“Common Stock”), of the Company at an exercise price per share (the “Exercise Price”) of four tenths of one cent ($0.004), during the period (the “Exercise Period”) commencing on the Initial Issuance Date and ending at 5:30 P.M. New York City time, on the tenth anniversary of the Initial Issuance Date; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed.

(a) EXERCISE OF WARRANT.

(1) This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Payment of the Exercise Price shall be made by wire transfer or check (subject to collection) in the amount of the Exercise Price payable to the order of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder or indicate on the Warrant the extent to which the Warrant has been exercised and the remaining number of shares issuable upon exercise of this Warrant following such exercise. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if payment of the Exercise Price is made by check, the Company shall not issue the Common Stock until the Company has been advised by its bank that the check has cleared. The shares of Common Stock issued or issuable upon exercise of this Warrant are referred to as the “Warrant Shares.”

(2) In lieu of exercising this Warrant by payment of the Exercise Price pursuant to Section (a)(1) of this Warrant, the Holder shall have the right to convert this Warrant, in whole or in part to the extent that this Warrant has not been exercised pursuant to said Section (a)(1), for the number of shares of Common Stock determined by (i) multiplying (x) the number of shares as to which this Warrant is being exercised by (y) the difference between the current value per share of Common Stock and the Exercise Price per share, as in effect on such date, and (ii) dividing the result so obtained by the current value per share of Common Stock. The date of exercise shall mean, for purposes of this Section (a)(2), the date on which this Warrant accompanied by the notice of cashless exercise is received by the Company or its counsel or transfer agent; provided, however, that if this Warrant is exercised or converted and delivery of this Warrant is made by an overnight courier or overnight mail service which provides evidence of delivery, the date of exercise shall mean the date that this Warrant accompanied by the notice of exercise, is delivered to the overnight courier or mail service. The current value per share of Common Stock shall be determined as follows:

(A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market (“Nasdaq”), the Toronto Stock Exchange or any exchanges related to the Toronto Stock Exchange or other automated quotation system or is quoted on the OTC Bulletin Board, the OTCQX, OTCQB, or OTC Pink or other service which provides information as to the last sale price, the current value shall be the reported last sale prices of one share of Common Stock on such exchange, market or system on the trading day prior to the date of exercise of this Warrant, or if, on any of such dates, no such sale is made on such day, the last reported sale on such exchange, market or system shall be used; or

(B) If the Common Stock is not so listed or admitted to unlisted trading privileges or traded, the current value shall be the mean average of the reported last bid and asked prices of one share of Common Stock as reported by Nasdaq, the Toronto Stock Exchange, the National Quotation Bureau, Inc., Pink Sheets, Inc. or other similar reporting service selected by the Company’s board of directors, on the last trading day prior to the date of the exercise of this Warrant; or

(C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value of one share of Common Stock shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

(b) RESERVATION OF SHARES. The Company hereby agrees that at all times from and after the issuance of this Warrant, there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock in a manner such that the exercise price is less than the par value.

(c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. Any fractional shares shall be rounded up to the next higher whole number of shares.

(d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (j) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any voting or other rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Warrant.

(f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment in case the Company shall, subsequent to the Initial Issuance Date, (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision and the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant shall be proportionately adjusted to reflect such transaction. As a result of such adjustment, the Holder of this Warrant exercised after such date shall be entitled to receive for the aggregate Exercise Price, the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Section (f) shall occur. In no event shall the Exercise Price per share be less than the par value per share.

(g) OFFICER’S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail, by first class mail, a copy of such certificate to the Holder at the Holder’s address set forth in the Company’s Warrant Register.

(h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least ten days prior to the date specified in clauses (i) and (ii), as the case may be, of this Section (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(i) RECLASSIFICATION, REORGANIZATION OR MERGER.

(1) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i)(1) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(2) Notwithstanding the provisions of Section (i)(1) of this Warrant, in the event of a Specified Merger, as hereinafter defined, this Warrant, if not exercised prior to the effective time of the Specified Merger, shall, at the effective time of the Specified Merger, without any action on the part of the holder, become and be converted into the right to receive cash or securities equal to the amount determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the amount by which (i) the consideration payable with respect to one share of Common Stock in the Specified Merger exceeds (ii) the Exercise Price. A Specified Merger shall mean the merger or consolidation of the Company into another corporation or entity or the sale by the Company of all or substantially all of its business and assets in a transaction in which the net proceeds or other consideration from such sale are distributed to the Company’s stockholders in liquidation of their shares of Common Stock, if, and only if, the sole consideration to be received by the holders of the Common Stock is cash, including any contingent cash, and/or securities all of which are listed on the New York Stock Exchange or the Nasdaq Stock Market. Securities issued in the Specified Merger shall be valued at the average closing price thereof on the principal stock exchange or market on which the securities are listed or traded for the five-day period ending the day prior to the effective date of the Specified Merger. Payment to the holder of this Warrant with respect to any such securities shall be payable in either cash and/or in such securities (valued as herein provided), as the Company shall determine. If, in a Specified Merger, the value of the consideration payable with respect to one share of Common Stock is less than the Exercise Price, no payment shall be made to the holder of this Warrant, and this Warrant shall terminate.

(j) TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

(1) To a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(2) To any person upon delivery of a prospectus then meeting the requirements of the Securities Act and state securities laws relating to such securities and the offering thereof for such sale or disposition.

(k) GOVERNING LAW. This Warrant shall be governed and construed in accordance with the laws of the State of New York applicable to contracts wholly performed within the borders of such state and without giving effect to conflicts of law provisions thereof. The Company and, by acceptance of this Option, the Holder, agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

(l) NO RIGHT OF REDEMPTION. The Company shall have no right to call this Warrant for redemption.

Dated as of November 30, 2014

QUEST PATENT RESEARCH CORPORATION

By:
Jon C. Scahill, Chief Executive Officer

PURCHASE FORM

Dated:                , 20

The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment of $____________ in payment of the Exercise Price therefor.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Please typewrite or print in block letters)

Signature:

Social Security or Employer Identification No.________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED,_______________________________________________________

hereby sells, assigns and transfer unto

Name:
(Please typewrite or print in block letters)

Address:

Social Security or Employer Identification No._______________________

The right to purchase Common Stock represented by this Warrant to the extent of _________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                , 20

Signature:

Signature Medallion Guaranteed:

NOTICE OF CASHLESS EXERCISE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant by means of a cashless exercise)

To:	Quest Patent Research Corporation:

In accordance with the Warrant, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.00003 par value, of Quest Patent Research Corporation by means of a cashless exercise. The number of shares to be issued upon cashless exercise is determined as follows:

Number of shares to be issued equals (A x (B-C))/B

For purpose of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

As a result of the cashless exercise, unless this Warrant is being exercised in full, the number of shares of Common Stock issuable upon exercise of this Warrant shall be reduced by A (the total number of shares with respect to which the Warrant is being exercised).

Number of shares as to which this Warrant is exercisable:

Number of shares as to which the Warrant is being exercised:

Number of shares remaining after exercise:

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant